UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

February 25, 2020

Date of Report (Date of earliest event reported)

PARATEK PHARMACEUTICALS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-36066	33-0960223
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

75 Park Plaza Boston, MA	02116
(Address of principal executive offices)	(Zip Code)

(617) 807-6600

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	PRTK	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (230.405 of this chapter) or Rule 12b-2of the Securities Exchange Act of 1934 (§ 240 12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by a check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure

On February 25, 2020, Paratek Pharmaceuticals, Inc., (the “Company”) issued a press release containing an update on its recent business activities as well as those for the quarter and full year ended December 31, 2019. A copy of the press release is furnished as Exhibit 99.1 and is incorporated herein by reference. The Company will host a conference call and live audio webcast on Tuesday, February 25, 2020 at 4:30 p.m. EST to report fourth quarter and year end 2019 financial results and provide a corporate update. As part of this call, the Company will deliver the slide presentation attached to this report as Exhibit 99.2, which is incorporated herein by reference.

The information in this report, including Exhibits 99.1 and 99.2, is being furnished pursuant to Item 7.01 and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor will it be incorporated by reference in any filing under the Securities Act of 1933, as amended, or in any filing under the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01	Other Events.

As previously reported, on July 2, 2019, the Company entered into an At the Market Sales Agreement, or the 2019 Sales Agreement, with Jefferies LLC, or Jefferies, and BTIG, LLC, or BTIG, under which it may offer and sell its common stock having aggregate sales proceeds of up to $50.0 million from time to time through Jefferies or BTIG as its sales agents.

As of February 24, 2020, the Company has sold 8,858,301 shares of common stock pursuant to the 2019 Sales Agreement for $35.7 million in proceeds, after deducting commissions of $1.1 million. As of February 24, 2020, $13.2 million remains available for sale under the 2019 Sales Agreement.

Item 9.01	Exhibits.

(d) Exhibits.

Number	Description

99.1	Paratek Pharmaceuticals, Inc. Press Release dated February 25, 2020.

99.2	Paratek Pharmaceuticals, Inc. presentation for earnings call for the quarter and year ended December 31, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARATEK PHARMACEUTICALS, INC.

Date: February 25, 2020	By:	/s/ Sarah Higgins
Sarah Higgins
Principal Financial Officer